Dear Shareholders:
-------------------------------------------------------------------------------

      Silver bullion began the year at $4.82 an ounce and then spurted to $5.33 in late February coinciding with the rally in gold bullion prices. Silver held up longer than gold, however, before succumbing to selling pressures late in March. The low of April 28 of $4.63 held until the end of the period with silver bullion closing at $4.64 onJune 30. All told, silver bullion was down 3.73% for the period. This was a considerably better performance than for gold bullion which was down 11.54% for the period even though silver traditionally moves very closely with gold and in a more volatile manner. Although silver, like gold, was hurt by the strength in competing investments like the U.S. stock market and also by heavy short selling by the commodity funds, unlike gold it was not subject to fears of CentralBank selling since it no longer plays a significant role as a reserve holding.

      The Lexington Strategic Silver Fund finished the period with a decline of 10.82%.* While disappointing, the Fund's performance was far better than the 24.36% decline posted by the average gold oriented fund as measured by Lipper Analytical Services, Inc., and in fact, was better than for any of the funds monitored by that group.Helping the Fund was a substantial holding of silver bullion. Also, giving the Fund a boost was a large holding inIndustrias Penoles, a major Mexican silver producing company whose value began to be realized by the investing public.

      As we look ahead we continue to see strong underpinnings to the silver market as a continued substantial excess of fabrication demand over mine production pulls down silver inventories even further. Periods of price weakness can be expected as these steadily diminishing inventories are from time to time sold off, and as we are now seeing, these selloffs can be accompanied by trend following short selling by the commodity and hedge funds. However, it is quite clear that these inventories of silver bullion are steadily being fabricated into goods that are less likely to be put back on the market as scrap. Should the existing holders of the remaining bullion stock choose to maintain their holdings, then a significant increase in the price of bullion will be necessary for the market to clear. The Lexington Strategic Silver Fund is well-positioned for such an eventuality.


Sincerely,



/s/ Robert W. Radsch                          /s/ Robert M. DeMichele
-------------------------------               --------------------------------
Robert W. Radsch                              Robert M. DeMichele
Portfolio Manager                             President
August, 1997                                  August, 1997

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     LEXINGTON STRATEGIC SILVER FUND, INC.,
             THE S&P 500 AND SILVER BULLION (LONDON (U.S. DOLLARS))


                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                   FOR THE PERIOD ENDED 6/30/97
_______________________________________________________________________________
                                                                Since Inception
Fund/Index                 Legend       One Year    Five Year        (1/2/92)*
_______________________________________________________________________________
Lexington Strategic      thick line     (10.76%)       7.54%           8.23%
Silver Fund
_______________________________________________________________________________
S&P 500                 single line      34.71%       19.78%          17.67%
_______________________________________________________________________________
Silver Bullion          dotted line      (6.17%)       4.85%           4.70%
_______________________________________________________________________________

The actual line graph appearing in the printed version of this shareholder report cannot appear in this electronic filing due to formatting restrictions, however a description of the line graph is as follows:

The vertical column of the graph represents dollar amounts beginning with $5,000 and ending with $25,000 in increments of $5,000. The horizontal line of the graph represents 1/2/92, 6/30/92 and December 31st of each year beginning 1992 and ending 1997. The Fund's legend begins with $9,418, and the other two legends begin with $10,000. As of 6/30/97, the dollar amounts ended at:

S&P 500             $24,474

Lexington Strategic  14,541
Silver Fund

Silver bullion       12,872

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, including the maximum sales charge (5.75%) made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), and a direct investment in silver bullion. Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gains distributions. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies.

*The original inception date for the Fund was August 30, 1984. Prior to January, 1992 the Fund was managed by a different investment advisor. Investment results for periods prior to that date are not shown in the graph. The Per Share Income and Capital Changes Table in the Fund's prospectus contains performance data that relates to prior periods. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Total return represents past performance and is not predictive of future performance.


* -15.85%, 6.27% and 7.05% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended June 30, 1997. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997


        Number of                                                       Value
         Shares                        Security                       (Note 1)
--------------------------------------------------------------------------------

                         SILVER BULLION: 18.2%
                         1,648,700 fine ounces (cost $9,076,876)2   $ 7,649,969
                                                                    -----------

                         COMMON STOCKS: 75.4%
                         AUSTRALIA: 8.0%
          1,200,000      Aurora Gold, Ltd.2 ......................    1,699,059
            920,000      MIM Holdings, Ltd. .......................   1,350,856
            150,000      Pasminco, Ltd. ...........................     302,280
                                                                    -----------
                                                                      3,352,195
                                                                    -----------

                         MEXICO: 25.5%
            461,056      Corporacion Industrial San Luis S.A. .....   3,339,889
            634,016      Grupo Mexico S.A. de C.V. ................   2,379,199
          1,045,000      Industrias Penoles S.A. ..................   4,978,996
                                                                    -----------
                                                                     10,698,084
                                                                    -----------

                         NORTH AMERICA: 39.3%
            100,000      Adrian Resources, Ltd.2 ..................     101,482
             52,100      Agnico-Eagle Mines, Ltd. .................     500,396
            209,000      Argosy Mining Corporation1 ...............     115,979
            100,000      Argosy Mining Corporation (Warrants)1,2 ..          72
            167,000      Atna Resources, Ltd.1,2 ..................     423,686
             83,500      Atna Resources, Ltd. (Warrants)1,2 .......          61
             89,100      Cambior, Inc. ............................   1,013,999
            515,000      Campbell Resources, Inc.1,2 ..............     317,312
             90,000      Campbell Resources, Inc. (Warrants)1,2 ...          65
             73,100      Coeur D'Alene Mines Corporation2 .........     945,731
            140,000      Eldorado Corporation, Ltd.1,2 ............     548,002
             50,000      Falconbridge, Ltd.1 ......................     982,199
             17,500      Franco Nevada Mining Corporation, Ltd. ...     878,452
            300,000      Golden Queen Mining Company, Ltd.2 .......     543,652
            214,400      Hecla Mining Company2 ....................   1,152,400
            138,000      Kinross Gold Corporation2 ................     615,197
            130,000      Metallica Resources, Inc.1,2 .............     287,411
             60,000      Minefinders Corporation Ltd.1,2 ..........     133,956
             60,000      Pan American Silver Corporation2 .........     365,334
            285,000      Pan American Silver Corporation1,2 .......   1,735,338

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (continued)
        Number of                                                       Value
         Shares                        Security                       (Note 1)
--------------------------------------------------------------------------------

                         NORTH AMERICA (continued)
            250,000      Prime Resource Group, Inc. ............... $ 1,812,175
            109,600      Romarco Minerals, Inc.2 ..................     301,894
            300,000      Silver Standard Resources, Inc.1,2 .......   1,032,939
            500,000      Sunshine Mining &Refining2 ...............     343,750
             50,000      Teck Corporation "B" .....................   1,013,006
            350,000      Tiomin Resources, Inc.1,2 ................     634,261
            262,500      Tiomin Resources, Inc. (Warrants)1,2 .....      47,569
             50,000      TVX Gold, Inc.2 ..........................     265,625
             10,000      Valerie Gold Resources, Ltd.1,2 ..........      10,293
              5,000      Valerie Gold Resources, Ltd.
                           (Warrants)1,2 ..........................           4
            280,000      Williams Resources, Inc.2 ................     436,372
                                                                    -----------
                                                                    $16,558,612
                                                                    -----------
                         PERU: 2.6%
            117,009      Cia De Minas Buenaventura "C" ............   1,089,574
                                                                    -----------
                         TOTAL COMMON STOCKS:
                           (Cost $28,488,327) .....................  31,698,465
                                                                    -----------
                         PREFERRED STOCK: 4.3%
             99,000      Freeport McMoran Copper &Gold
                            (Cost $2,081,958) .....................   1,806,750
                                                                    -----------
                         TOTAL INVESTMENTS: 97.9%
                           (Cost $39,647,161+)(Note 1) ............  41,155,184
                         Other assets in excess of
                           liabilities: 2.1% ......................     880,031
                                                                    -----------
                         TOTAL NET ASSETS: 100.0%
                           (equivalent to $3.95 per share on
                              10,650,444 shares outstanding) ...... $42,035,215
                                                                    ===========

1Restricted security (Note 6).
2Non-income producing security.
+Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS
Investments, at value (cost $39,647,161) (Note 1) ............     $ 41,155,184
Cash .........................................................        1,070,633
Receivable for shares sold ...................................            1,206
Dividends and interest receivable ............................            3,709
                                                                   ------------
    Total Assets .............................................     $ 42,230,732
                                                                   ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .............           32,988
Payable for shares redeemed ..................................           56,086
Accrued expenses .............................................          106,443
                                                                   ------------
    Total Liabilities ........................................          195,517
                                                                   ------------
NET ASSETS (equivalent to $3.95 per share on 10,650,444
  shares outstanding) (Note 3) ...............................     $ 42,035,215
                                                                   ============
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ..................................     $     10,651
Additional paid in capital (Note 1) ..........................       51,924,397
Distributions in excess of net investment income .............           (1,792)
Accumulated net realized loss in investments and
  foreign currency transactions (Notes 1 and 7) ..............      (11,406,081)
Unrealized appreciation of investments and foreign
  currency transactions (Note 1) .............................        1,508,040
                                                                   ------------
TOTAL NET ASSETS .............................................     $ 42,035,215
                                                                   ============

NET ASSET VALUE, REDEMPTION PRICE PER SHARE ..................            $3.95
                                                                          =====
OFFERING PRICE PER SHARE (100/94.25 of $3.95
  adjusted to the nearest cent) ..............................            $4.19
                                                                          =====

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF OPERATIONS
Year ended June 30, 1997

INVESTMENT INCOME
Dividends ......................................   $  506,488
Interest .......................................      118,940
                                                   ----------
                                                      625,428
Less: foreign tax expense ......................       16,997
                                                   ----------
    Total investment income ....................                   $   608,431

EXPENSES
  INVESTMENT ADVISORY FEE
    (Note 2) ...................................      462,896
  Custodian expense ............................      129,097
  Transfer agent and shareholder
    servicing expense (Note 2) .................      170,282
  Printing and mailing expenses ................       74,826
  Accounting expenses (Note 2) .................       49,304
  Professional fees ............................       28,510
  Registration fees ............................       28,070
  Directors' fees and expenses .................       17,995
  Computer processing fees .....................       14,449
  Amortization of deferred
      reorganization costs
      (Note 1) .................................        6,523
  Other expenses ...............................       30,857
                                                   ----------
    Total expenses .............................                     1,012,809
                                                                   -----------
      Net investment loss ......................                      (404,378)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 4)
  NET REALIZED LOSS ON:
    Investments ................................     (988,336)
    Foreign currency
      transactions .............................       (1,398)
                                                   ----------
        Net realized loss ......................                      (989,734)
  Net change in unrealized
    appreciation on:
    Investments ................................   (4,550,514)
    Foreign currency translations
      of other assets and
      liabilities ..............................          156
                                                   ----------
    Net change in unrealized
      appreciation .............................                    (4,550,358)
                                                                   -----------
      Net realized and
        unrealized loss ........................                    (5,540,092)
                                                                   -----------
DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................                   $(5,944,470)
                                                                   ===========

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 1997 and 1996
                                                    1997               1996
                                                 ----------         ----------
Net investment loss ....................       $   (404,378)       $   (529,009)
Net realized gain/(loss) from
  investment and foreign
  currency transactions ................           (989,734)          4,707,888
Net change in unrealized
  appreciation of
  investments and foreign
  currency translations ................         (4,550,358)          1,524,361
                                               ------------        ------------
    Increase/(decrease) in net
      assets resulting
      from operations ..................         (5,944,470)          5,703,240
Distributions to shareholders
  in excess of net investment
  income (Note 1) ......................           (373,424)           (437,823)
Increase (decrease) from
  capital share transactions
  (Note 3) .............................        (25,591,713)          3,162,294
                                               ------------        ------------
    Net increase (decrease) in
      net assets .......................        (31,909,607)          8,427,711

NET ASSETS:
  Beginning of period ..................         73,944,822          65,517,111
                                               ------------        ------------
  End of period (including
    distributions in excess of
    net investment income of
    $1,792 and $117,653,
    respectively) ......................       $ 42,035,215        $ 73,944,822
                                               ============        ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income principally by investing in a portfolio at least 80% of which will be invested in the securities of established silver-related companies throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at June 30, 1997.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      DEFERRED  REORGANIZATION  EXPENSES  Reorganization  expenses   aggregating
$65,512 have been fully amortized as of June 30, 1997.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996 (continued)

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1997, the investment advisor has voluntarily agreed to reimburse the Fund if total annual expenses (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended June 30, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $124,130, which are incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                                            Year ended                              Year ended
                                                           June 30, 1997                           June 30, 1996
                                                   ------------------------------          ------------------------------
                                                     Shares             Amount               Shares             Amount
                                                   ----------          ----------          ----------         -----------
Shares sold ....................................    6,348,384        $ 27,981,547          15,352,920         $71,243,731
Shares issued on reinvestment of dividends .....       74,245             313,964              59,629             294,570
                                                    ---------        ------------          ----------        ------------
                                                    6,422,629          28,295,511          15,412,549          71,538,301
Shares redeemed ................................  (12,351,927)        (53,887,224)        (15,223,380)        (68,376,007)
                                                    ---------        ------------          ----------        ------------
    Net increase (decrease) ....................   (5,929,298)       $(25,591,713)            189,169        $  3,162,294
                                                    =========        ============          ==========        ============

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended June 30, 1997, excluding short-term securities, were $9,136,692 and $33,282,827, respectively.

At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,069,419 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,561,396.

5.  INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996 (continued)


6. RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                                   Acquisition                         Average Cost         Market          % of Net
                    Security                          Date             Shares            Per Share           Value           Assets
                    ---------                        -------           ------          ------------         -------         --------
Argosy Mining Corporation                              5/24/96           200,000         $ 1.82             $ 115,979         0.28%
Argosy Mining Corporation (Warrants)                   5/24/96           100,000           0.00                    72         0.00%
Atna Resources, Ltd.                                   4/15/96           167,000           4.80               423,686         1.01%
Atna Resources, Ltd. (Warrants)                       10/14/96            83,500           0.00                    61         0.00%
CampbellResources, Inc.                               10/25/96           515,000           1.25               317,312         0.75%
CampbellResources, Inc. (Warrants)                    10/25/96            90,000           0.00                    65         0.00%
Eldorado Corporation, Ltd.                             2/22/96           140,000           5.37               548,002         1.30%
Falconbridge, Ltd.                                     3/20/96            50,000          17.13               982,199         2.34%
Metallica Resources, Inc.                              3/20/96           287,411           3.68               287,411         0.68%
Minefinders Corporation, Ltd.                          3/11/97            60,000           3.66               133,956         0.32%
Pan American Silver Corporation                        3/21/96           285,000           5.17             1,735,338         4.13%
Silver Standard Resources                               9/6/95           300,000           3.14             1,032,939         2.46%
Tiomin Resources, Inc.                                 9/28/95           350,000           1.44               634,261         1.51%
Tiomin Resources, Inc. (Warrants)                      9/28/95           262,500           0.00                47,569         0.11%
Valerie Gold Resources, Ltd.                           5/28/96            10,000          10.18                10,293         0.02%
Valerie Gold Resources, Ltd. (Warrants)                5/28/96             5,000           0.00                     4         0.00%
                                                                                                            ---------       ------
                                                                                                           $6,269,147        14.91%
                                                                                                           ==========        ======

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

6. FEDERAL  INCOME TAXES--CAPITAL  LOSS CARRYFORWARDS

Capital loss carryforwards available for federal income tax purposes as of June 30, 1997 are:

                  $1,093,937     expiring in 1998;
                   1,254,382     expiring in 1999;
                   3,106,844     expiring in 2000;
                     954,860     expiring in 2001;
                   1,911,797     expiring in 2002;
                   1,327,486     expiring in 2003; and,
                   1,756,775     expiring in 2005;

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

7.  TAX INFORMATION (UNAUDITED)

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended June 30, 1997 is 23.05%.

LEXINGTON STRATEGIC SILVER FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                                      Year ended June 30,
                                                              --------------------------------------------------------------------
                                                              1997            1996            1995            1994           1993
                                                              ----            ----            ----            ----           ----
Net asset value, beginning of period ......................   $4.46           $4.00            $3.92          $3.52          $2.78
                                                              -----           -----            -----          -----          -----
Income (loss) from investment operations:
  Net investment (loss) ...................................   (0.04)          (0.03)           (0.03)         (0.02)         (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions .........   (0.43)           0.51             0.11           0.42           0.78
                                                              -----           -----            -----          -----          -----
Total income (loss) from investment operations ............   (0.47)           0.48             0.08           0.40           0.74
                                                              -----           -----            -----          -----          -----
Less distributions:
  Distributions in excess of net investment income ........   (0.04)          (0.02)              --             --             --
                                                              -----           -----            -----          -----          -----
Net asset value, end of period ............................   $3.95           $4.46            $4.00          $3.92          $3.52
                                                              =====           =====            =====          =====          =====
Total return* ............................................. (10.82%)         12.02%            2.04%         11.36%         26.62%
Ratio to average net assets:
  Expenses, before reimbursement or waivers ...............   1.96%           1.73%            1.82%          1.84%          3.48%
  Expenses, net of reimbursement or waivers ...............   1.96%           1.73%            1.82%          1.84%          2.60%
  Net investment (loss), before reimbursement
    or waivers ............................................  (0.78%)         (0.72%)          (0.83%)        (0.82%)        (2.48%)
  Net investment (loss) ...................................  (0.78%)         (0.72%)          (0.83%)        (0.82%)        (1.60%)
Portfolio turnover rate ...................................  18.76%          44.30%           44.22%          5.28%         18.58%
Average commission paid on equity
  security transactions** .................................   $0.03           $0.02               --             --             --
Net assets, end of period (000's omitted) ................. $42,035         $73,945          $65,517        $49,499        $15,032


 *   Sales load is not reflected in total return.
** In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning with June 1996 but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Strategic Silver Fund, Inc.:

      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Silver Fund, Inc. as of June 30, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Silver Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP

New York, New York
August 1, 1997

LEXINGTON STRATEGIC SILVER FUND, INC.

Investment Adviser
-------------------------------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


--------------------------------------------------------------------------------
          ALL SHAREHOLDER REQUESTS FOR SERVICES OF
          ANY KIND SHOULD BE SENT TO:

          TRANSFER AGENT
--------------------------------------------------------------------------------

          STATE STREET BANK AND
          TRUST COMPANY
          c/o National Financial Data Services
          1004 Baltimore
          Kansas City, Missouri 64105

          OR CALL TOLL FREE:
          SERVICE AND SALES: 1-800-526-0056
          24 HOUR ACCOUNT INFORMATION:
          1-800-526-0052
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


================================================================================
                                    LEXINGTON
================================================================================
                                    LEXINGTON
                                    STRATEGIC
                                     SILVER
                                   FUND, INC.

--------------------------------------[ ]--------------------------------------

                                 Seeks long-term
                                growth of capital
                               through investment
                              in established silver
                               related companies.

--------------------------------------[ ]--------------------------------------

                                  ANNUAL REPORT
                                  JUNE 30, 1997
================================================================================